UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

Rainier Pacific Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-50362	87-0700148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 Pacific Highway East, Suite 200, Fife, Washington		98424
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        Rainier Pacific Financial Group, Inc. (the "Company") announced on November 17, 2004 that the Company's Board of Directors declared a quarterly cash dividend of $0.55 per share on the Company's outstanding shares of common stock.  Shareholders of record at the close of business on November 26, 2004 will be entitled to receive the cash dividend. The cash dividend will be payable on December 10, 2004. The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

        (c)       Exhibits

        99.1    Press Release of Rainier Pacific Financial Group, Inc. dated November 17, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2004                RAINIER PACIFIC FINANCIAL GROUP, INC.

                                                         /s/ John A. Hall
                                                         John A. Hall
                                                         President and Chief Executive Officer
                                                         (Principal Executive Officer)

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EXHIBIT 99.1

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Rainier Pacific Financial Group, Inc. Declares Quarterly Cash Dividend

TACOMA, Washington--November 17, 2004--Rainier Pacific Financial Group, Inc. (NASDAQ:RPFG) today reported that its Board of Directors declared a quarterly cash dividend of $0.055 per share on its common stock.

The dividend will be paid on December 10, 2004 to shareholders of record as of the close of business on November 26, 2004. This is the fourth consecutive quarterly cash dividend for Rainier Pacific Financial Group, Inc.

Rainier Pacific Financial Group is the bank holding company for Rainier Pacific Savings Bank, a Tacoma, Washington based state-chartered savings bank, operating 12 branch offices in the Tacoma-Pierce County and Federal Way areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:
This press release may contain certain forward-looking statements and information relating to the Company that are based on the beliefs of management, as well as assumptions made by and information currently available to management. The words "anticipate," "believe," "estimate," "expect," "indicate" "intend," "should," and similar expressions, or the negative thereof, as they relate to the Company or the Company's management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events that are subject to certain risks and uncertainties that may cause actual results to vary. The Company does not intend to update these forward-looking statements.

Contact:
        Rainier Pacific Financial Group, Inc.
        John Hall, 253-926-4007
        jhall@rainierpac.com
        or
        Vic Toy, 253-926-4038
        vtoy@rainierpac.com

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